BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

New Issue Computational Materials

$250,000,000 (approximate +/-10%)

Asset-Backed Certificates,
Series 2004-SD3

Bear Stearns Asset-Backed Securities I LLC
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of July 1, 2004

August 30, 2004

BEAR
STEARNS

The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this informaiton if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

   STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Certificate Information to 10% Optional Clean-Up Call

------- ------------- -------------- -------------- -------------------- ----------- -------- -----------------
       Certificate       Ratings          CE            Pass-Through      Window       WAL       Certificate
 Class   Size (1)      Moody's/S&P    Levels (1)            Rate          (mos)       (yrs)         Type
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
  A-1   $101,542,000     Aaa/AAA        11.00% (2)      LIBOR (3)(4)       1-24       0.906       Senior Seq
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
  A-2    $51,028,000     Aaa/AAA        11.00% (2)      LIBOR (3)(4)      24-54       3.006      Senior Seq
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
  A-3    $44,999,000     Aaa/AAA        11.00% (2)      LIBOR (3)(4)      54-94       6.600      Senior Seq
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
  A-4    $25,000,000     Aaa/AAA        11.00% (2)      LIBOR (3)(4)       1-94       2.745    Senior pro-rata
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
  M-1     $9,253,000     Aa2/AA          7.30% (2)      LIBOR (4)(5)      38-94       5.215      Subordinate
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
  M-2     $8,252,500      A2/A           4.00% (2)      LIBOR (4)(5)      38-94       5.201      Subordinate
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
  M-3     $6,752,500    Baa2/BBB         1.30% (2)   [.50%] Fixed (5)(6)   37-94       5.189      Subordinate
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
   B      $3,251,000    Baa3/BBB-        0.00% (2)  [5.50%] Fixed (5)(6)   37-94       5.153      Subordinate
------- ------------- -------------- -------------- -------------------- ----------- -------- ------------------
NOTES:	- Prepayment Pricing Speed Assumption is 24% CPR - Certificates will be priced to a 10% clean-up call - Certificates are subject to a variance of +/- 10%

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in October 2004, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 2.05% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3)	The Pass-Through Rates for the Class Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase by 2 times.

(4)	On the first distribution date after the first possible optional clean-up call, the margin for the Class Certificates will increase by 1.5 times.

(5)	Subject to a cap equal to the weighted average of the net rates on the mortgage loans (the "Net Rate Cap").

(6)	Subject to an increase in the Pass-Through Rate of 0.50% if the optional clean-up call is not exercised.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

THE COLLATERAL

-	Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 66%) and Wells Fargo Home Mortgage, Inc. (approximately 34%).

-	As of the Cut-Off Date, no more than approximately 7% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

-	As of the Cut-Off Date, no more than 34% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

-	The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

-	The mortgage loans originated by GreenPoint are generally loans that did not meet investor guidelines (approximately 56%) and loans with a delinquency history (approximately 40%).

-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.

     ---------------- ------------- ---------- -------- -------- ------- -------- -------- -------- --------
                       Principal      % of      Gross   Net WAC   WAM      AGE     Oterm    Curr
        Loan Type       Balance       Pool       WAC             (mos.)  (mos.)   (mos.)     LTV     FICO
     ---------------- ------------- ---------- -------- -------- ------- -------- -------- -------- --------
     Fixed/1st Lien   $250,078,247    100.00%    6.76%   6.35%    314      19       333     78.5%     645
     ---------------- ------------- ---------- -------- -------- ------- -------- -------- -------- --------

All collateral information provided herein has been calculated using information as of
July 1, 2004 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities I LLC

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank, N.A.

Servicers:	EMC Mortgage Corp (approximately 66%) and Wells Fargo Home Mortgage, Inc. (approximately 34%).

Sole Manager:	Bear, Stearns & Co. Inc.

Trustee:	JPMorgan Chase Bank

Rating Agencies:	Moody's Investors Service and Standard & Poor's Ratings Group.

Cut-off Date:	August 1, 2004

Settlement Date:	On or about September 2, 2004

Distribution Date:	25th day of each month (or the next business day), commencing September, 2004

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Class A-1 Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA Eligibility:	None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.0075%).

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The "accrual period" for the Class A, Class M-1 and Class M-2 and Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

The "accrual period" for the Class M-3 and Class B Certificates will be the calendar month immediately preceding the calendar month in which a distribution date occurs.

The trustee will calculate interest on the Class A, Class M-1 and Class M-2 Certificates on an actual/360 basis. The trustee will calculate interest the Class M-3 and Class B Certificates on a 30/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:	Subordination: Initially, [11.00]% for the Class A Certificates, [7.30]% for the Class M-1 Certificates, [4.00]% for the Class M-2 Certificates, [1.30]% for the Class M-3 Certificates and 0.00% for the Class B Certificates.

• Overcollateralization ("OC") Initial (% Orig.) OC Target (% Orig.) Stepdown (% Current) OC Floor (% Orig.)	0.00% [2.05]% [4.10]% 0.50%

•	Excess spread, which will initially be equal to approximately [416] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the October 2004 Distribution Date.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the interest rate cap) on the Certificate Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

Principal Distribution Amount:	With respect to any distribution date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) available funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Basis Risk Carry Forward Amount:	For any distribution date for the Class A Certificates, the sum of (i) if on such distribution date the Pass-Through Rate for the Class A Certificates is based on the Net Rate Cap, the excess of (a) the Interest Distribution Amount that would have been payable had the Pass-Through Rate for the Class A Certificates been calculated at the lesser of 11% and the applicable LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the applicable Yield Maintenance Agreement plus (ii) any such amounts remaining unpaid from prior distribution dates.

Net WAC Rate Carryover Amount:	With respect to each Class of Offered Certificates and any distribution date on which the Pass-Through Rate is reduced by the Net Rate Cap, the amount equal to the sum of (i) the excess of (x) the amount of interest such class would have been entitled to receive on such distribution date if the Pass-Through Rate had not been reduced by the Net Rate Cap on such distribution date over (y) the amount of interest paid on such distribution date plus (ii) the related Net WAC Rate Carryover Amount for the previous distribution dates not previously distributed. The earlier to occur of (i) the distribution date on which the aggregate

Stepdown Date:	Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in September 2007 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [26.10]%.

Trigger Event:	If either the Delinquency Test or the Cumulative Loss Test is violated.

Delinquency Test:	A 'Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if either a) the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal Balance of the mortgage loans or b) the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) exceeds 16%.

Cumulative Loss Test:	The Cumulative Loss Test is violated on any Distribution Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring in September 2007 through August 2008 September 2008 through August 2009 September 2009 and thereafter	Percentage [3.50]% [4.75]% [5.75]%

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority: Interest Distributions:

1) 2)	To the holders of the Class A Certificates, the Interest Distribution Amount and Unpaid Interest Shortfall Amount;
To the holders of the Class M-1, Class M-2, Class M-3 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect
1)	To the holders of the Class A Certificates, pro-rata between Classes A-1, A-2 and A-3 in the aggregate and Class A-4 and sequentially to Class A-1, Class A-2 and Class A-3, until the Certificate Principal Balance of each such class has been reduced to zero;
2)	To the holders of the Class M-1, Class M-2, Class M-3 and Class B Certificates, sequentially, any remaining Principal Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect
1)	To the holders of the Class A Certificates, the Class A Distribution Amount, pro-rata between Classes A-1, A-2 and A-3 in the aggregate and Class A-4 and sequentially to Class A-1, Class A-2 and Class A-3, until the Certificate Principal Balance of each such class has been reduced to zero;
2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
4)	To the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and
5)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cashflow:

1)	Payment to the holders of the class or classes of offered certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;
2)	Payment of Unpaid Interest Shortfall Amounts and any Basis Risk Carry Forward Amount to the holders of the Class A Certificates to the extent not previously reimbursed.
3)	Payment of Unpaid Interest Shortfall Amounts to the holders of the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class B Certificates, in that order, to the extent not previously reimbursed;
4)	Payment of any allocated realized loss amount to the holders of the Class M-1 Certificates;
5)	Payment of any allocated realized loss amount to the holders of the Class M-2 Certificates;
6)	Payment of any allocated realized loss amount to the holders of the Class M-3 Certificates;
7)	Payment of any allocated realized loss amount to the holders of the Class B Certificates;
8)	Payment of the Net WAC Rate Carryover Amount, if any, due to each such class in the following manner and order of priority: first, to the holders of the Class M-1 Certificates, second, to the holders of the Class M-2 Certificates, third, to the holders of the Class M-3 Certificates and fourth, to the holders of the Class B Certificates; and
9)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) [73.90]% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) [81.30]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) [87.90]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x) [93.30]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) [95.90]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount:	With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 2.05% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.05% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $1,250,391 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. As of August 1, 2004, the OC Target Amount would have been approximately $5.127 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-3 Certificates, fifth, to the Class M-2 Certificates and, sixth, to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

Allocated Realized Loss Amount:	With respect to the Class M-1, Class M-2, Class M-3 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Yield Maintenance Agreement:	The issuer may benefit from payments from the Yield Maintenance Provider pursuant to two separate Yield Maintenance Agreements purchased with respect to the Class A Certificates and the Class M-1 and Class M-2 Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the floating rate Certificates and the Net Rate Cap.

On each Distribution Date, payments under the Class A Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the Certificate Principal Balance of the Class A Certificates as of such Distribution Date and (b) the Notional Balance schedule based on an amortization schedule applying 17% CPR through June 2012 (assuming no losses or delinquencies), and zero thereafter. The Cap Rate will be 11% per annum.

On each Distribution Date, payments under the Subordinate Class Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the Certificate Principal Balance of the Class M-1 and Class M-2 Certificates as of such Distribution Date and (b) the Notional Balance schedule based on an amortization schedule applying 17% CPR through June 2012 (assuming no losses or delinquencies), and zero thereafter. The Cap Rate will be 10% per annum.

It is anticipated that the Yield Maintenance Agreements will include the following terms:

                                                              Notional Balance            Strike Rate  Cap Rate    Months
                                                              --------------------------------------------------------------
                                                              Class A @ 17% CPR             [5.90]%       [11]%        [1-94]
                                                              --------------------------------------------------------------
                                                              Class M-1 and Class M-2
                                                              @17% CPR                      [4.90]%      [10]%         [1-94]
                                                              --------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF JULY 1, 2004
---------------------------------------------------------------
Loan Characteristic                                 Fixed Pool
---------------------------------------------------------------
 Expected Pool Balance                         $250,078,247.30
 Average Balance                                   $140,021.42
 % Conforming Balances                                  76.85%
---------------------------------------------------------------
 WA Gross WAC                                           6.765%
 Range of Gross WAC                           4.625% - 11.000%
 WA Net WAC (%)                                         6.353%
 WAM (mos)                                                 314
 WA Age (mos)                                               19
 WA Orig. Term (mos)                                       333
---------------------------------------------------------------
 Fixed Rate Balloon                                      2.03%
 Fixed Rate Fully Amortizing                            97.97%
---------------------------------------------------------------
 First Lien / Second Lien                     100.00% /  0.00%
---------------------------------------------------------------
Current Balance
$0 - $49,999                                             3.14%
$50,000 - $99,999                                       17.50%
$100,000 - $149,999                                     19.18%
$150,000 - $199,999                                     13.15%
$200,000 - $249,999                                      9.65%
$250,000 - $299,999                                      8.94%
$300,000 - $349,999                                      5.99%
$350,000 - $399,999                                      4.68%
$400,000 - $449,999                                      3.70%
$450,000 - $499,999                                      3.42%
$500,000 - $549,999                                      1.89%
$550,000 - $599,999                                      2.54%
$600,000 - $649,999                                      1.52%
$650,000 - $699,999                                      1.07%
$700,000 - $749,999                                      0.87%
$750,000 - $799,999                                      1.22%
$800,000 or above                                        1.53%
---------------------------------------------------------------
Interest Rate
Up to 5.999%                                            28.43%
6.000% - 6.999%                                         30.74%
7.000% - 7.999%                                         25.01%
8.000% - 8.999%                                         11.66%
9.000% - 9.999%                                          3.56%
10.000% - 10.999%                                        0.52%
11.000% - 11.999%                                        0.08%
12.000% and above                                         ---%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF JULY 1, 2004
Loan Characteristic                                Fixed Pool
--------------------------------------------------------------
Age (Months)
0 - 12                                                 58.82%
13 - 24                                                22.11%
25 - 36                                                 8.11%
37 - 48                                                 3.03%
49 - 60                                                 0.56%
61 - 72                                                 1.26%
73 - 84                                                 1.84%
85 - 96                                                 2.26%
97 and Greater                                          2.01%
Original Term
1-15 Years                                             12.63%
16-30 Years                                            87.37%
--------------------------------------------------------------
Credit Score
Weighted Average                                          645
Not Available                                           0.63%
Up to 549                                              18.32%
550 to 599                                             11.92%
600 to 649                                             17.06%
650 to 699                                             22.95%
700 and Greater                                        16.26%
750 to 799                                             12.29%
800 and above                                           0.56%
--------------------------------------------------------------
 Current CLTV
 Weighted Average                                      78.49%
 % LTV's > 80%                                         40.74%
 % of LTV's > 80% with MI                              57.76%
Insurance
--------------------------------------------------------------
Original CLTV
Weighted Average                                       80.56%
Up to 10.00%                                             ---%
10.01 - 20.00%                                          0.24%
20.01% - 30.00%                                         0.75%
30.01% - 40.00%                                         1.54%
40.01% - 50.00%                                         2.05%
50.01% - 60.00%                                         4.86%
60.01% - 70.00%                                        10.74%
70.01% - 80.00%                                        37.07%
80.01% - 90.00%                                        13.95%
90.01% - 100.00%                                       26.97%
100.01% and above                                       1.82%
--------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF JULY 1, 2004

--------------------------------------------------------------
Loan Characteristic                                Fixed Pool
--------------------------------------------------------------
Occupancy Status
 Owner Occupied                                        91.19%
 Investor Property                                      6.26%
 Second Home                                            2.56%
Loan Purpose
 Purchase Money                                        44.68%
 Construction                                           3.79%
 Cash-Out Refi                                         24.27%
 Rate/Term Refi                                        27.24%
 Other                                                  0.02%
--------------------------------------------------------------
Insurance
 Conventional w/MI                                     26.52%
 Conventional w/o MI                                   73.48%
--------------------------------------------------------------
Geographic Concentration (> 5%)
 California                                            16.79%
 Florida                                                6.94%
 New York                                               8.16%
 Texas                                                  5.14%
--------------------------------------------------------------
Property Type
 Single Family Detached                                70.75%
 Condominium                                            6.23%
 2-4 Family                                             7.89%
 Planned Unit Development                               8.42%
 Mobile/Manufactured Home                               3.61%
 Mixed Use                                              1.25%
 CO-OP                                                  0.30%
 Townhouse                                              0.51%
 Other                                                  1.05%
--------------------------------------------------------------
Loan Type
 Fixed Rate Balloon                                     2.03%
 Fixed Rate Fully Amortizing                           97.97%
--------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Class A Available Funds Cap

--------------------------------------------------------------------------------------------------------
            Distribution     AFC        AFC                     Distribution    AFC         AFC
Period      Date             Rate (1)   Rate (2)  Period        Date            Rate (1)    Rate (2)
--------------------------------------------------------------------------------------------------------
     1        25-Sep-04       6.14        6.14     29            25-Jan-07        6.15      11.42
     2        25-Oct-04       6.35       11.45     30            25-Feb-07        6.15      11.42
     3        25-Nov-04       6.14       11.41     31            25-Mar-07        6.81      11.57
     4        25-Dec-04       6.35       11.45     32            25-Apr-07        6.15      11.42
     5        25-Jan-05       6.14       11.41     33            25-May-07        6.36      11.46
     6        25-Feb-05       6.14       11.41     34            25-Jun-07        6.15      11.42
     7        25-Mar-05       6.80       11.56     35            25-Jul-07        6.36      11.46
     8        25-Apr-05       6.14       11.41     36            25-Aug-07        6.15      11.42
     9        25-May-05       6.35       11.45     37            25-Sep-07        6.15      11.42
     10       25-Jun-05       6.14       11.41     38            25-Oct-07        6.36      11.46
     11       25-Jul-05       6.35       11.45     39            25-Nov-07        6.15      11.42
     12       25-Aug-05       6.15       11.42     40            25-Dec-07        6.36      11.46
     13       25-Sep-05       6.15       11.42     41            25-Jan-08        6.16      11.43
     14       25-Oct-05       6.35       11.45     42            25-Feb-08        6.16      11.43
     15       25-Nov-05       6.15       11.42     43            25-Mar-08        6.58      11.51
     16       25-Dec-05       6.35       11.45     44            25-Apr-08        6.16      11.43
     17       25-Jan-06       6.15       11.42     45            25-May-08        6.36      11.46
     18       25-Feb-06       6.15       11.42     46            25-Jun-08        6.16      11.43
     19       25-Mar-06       6.81       11.57     47            25-Jul-08        6.36      11.46
     20       25-Apr-06       6.15       11.42     48            25-Aug-08        6.16      11.43
     21       25-May-06       6.35       11.45     49            25-Sep-08        6.16      11.43
     22       25-Jun-06       6.15       11.42     50            25-Oct-08        6.36      11.46
     23       25-Jul-06       6.35       11.45     51            25-Nov-08        6.16      11.43
     24       25-Aug-06       6.15       11.42     52            25-Dec-08        6.36      11.46
     25       25-Sep-06       6.15       11.42     53            25-Jan-09        6.16      11.43
     26       25-Oct-06       6.35       11.45     54            25-Feb-09        6.16      11.43
     27       25-Nov-06       6.15       11.42     55            25-Mar-09        6.82      11.58
     28       25-Dec-06       6.36       11.46     56            25-Apr-09        6.16      11.43
--------------------------------------------------------------------------------------------------------
(1) (2)	Assumes 1-month LIBOR at 1.65%, no losses and is run at the pricing speed to call. Assumes 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Class A Available Funds Cap

--------------------------------------------------------------------------------------------------------
            Distribution     AFC        AFC                    Distribution    AFC         AFC
Period      Date             Rate (1)   Rate (2)  Period       Date            Rate (1)    Rate (2)
--------------------------------------------------------------------------------------------------------
     57       25-May-09       6.37       11.47     76            25-Dec-10        6.38      11.48
     58       25-Jun-09       6.16       11.43     77            25-Jan-11        6.17      11.44
     59       25-Jul-09       6.37       11.47     78            25-Feb-11        6.17      11.44
     60       25-Aug-09       6.16       11.43     79            25-Mar-11        6.84      11.60
     61       25-Sep-09       6.16       11.43     80            25-Apr-11        6.17      11.44
     62       25-Oct-09       6.37       11.47     81            25-May-11        6.38      11.48
     63       25-Nov-09       6.16       11.43     82            25-Jun-11        6.18      11.45
     64       25-Dec-09       6.37       11.47     83            25-Jul-11        6.38      11.48
     65       25-Jan-10       6.16       11.43     84            25-Aug-11        6.18      11.45
     66       25-Feb-10       6.17       11.44     85            25-Sep-11        6.18      11.45
     67       25-Mar-10       6.83       11.59     86            25-Oct-11        6.38      11.48
     68       25-Apr-10       6.17       11.44     87            25-Nov-11        6.18      11.45
     69       25-May-10       6.37       11.47     88            25-Dec-11        6.38      11.48
     70       25-Jun-10       6.17       11.44     89            25-Jan-12        6.18      11.45
     71       25-Jul-10       6.38       11.48     90            25-Feb-12        6.18      11.45
     72       25-Aug-10       6.17       11.44     91            25-Mar-12        6.60      11.53
     73       25-Sep-10       6.17       11.44     92            25-Apr-12        6.18      11.45
     74       25-Oct-10       6.38       11.48     93            25-May-12        6.39      11.49
     75       25-Nov-10       6.17       11.44     94            25-Jun-12        6.18      11.45
--------------------------------------------------------------------------------------------------------
(1) (2)	Assumes 1-month LIBOR at 1.65%, no losses and is run at the pricing speed to call. Assumes 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Class M-1 and M-2 Available Funds Cap

--------------------------------------------------------------------------------------------------------
            Distribution     AFC        AFC                     Distribution    AFC         AFC
Period      Date             Rate (1)   Rate (2) Period          Date           Rate (1)    Rate (2)
--------------------------------------------------------------------------------------------------------
     1       25-Sep-04       6.14        6.14     29            25-Jan-07        6.15      11.42
     2       25-Oct-04       6.35       11.45     30            25-Feb-07        6.15      11.42
     3       25-Nov-04       6.14       11.41     31            25-Mar-07        6.81      11.57
     4       25-Dec-04       6.35       11.45     32            25-Apr-07        6.15      11.42
     5       25-Jan-05       6.14       11.41     33            25-May-07        6.36      11.46
     6       25-Feb-05       6.14       11.41     34            25-Jun-07        6.15      11.42
     7       25-Mar-05       6.80       11.56     35            25-Jul-07        6.36      11.46
     8       25-Apr-05       6.14       11.41     36            25-Aug-07        6.15      11.42
     9       25-May-05       6.35       11.45     37            25-Sep-07        6.15      11.42
     10      25-Jun-05       6.14       11.41     38            25-Oct-07        6.36      11.46
     11      25-Jul-05       6.35       11.45     39            25-Nov-07        6.15      11.42
     12      25-Aug-05       6.15       11.42     40            25-Dec-07        6.36      11.46
     13      25-Sep-05       6.15       11.42     41            25-Jan-08        6.16      11.43
     14      25-Oct-05       6.35       11.45     42            25-Feb-08        6.16      11.43
     15      25-Nov-05       6.15       11.42     43            25-Mar-08        6.58      11.51
     16      25-Dec-05       6.35       11.45     44            25-Apr-08        6.16      11.43
     17      25-Jan-06       6.15       11.42     45            25-May-08        6.36      11.46
     18      25-Feb-06       6.15       11.42     46            25-Jun-08        6.16      11.43
     19      25-Mar-06       6.81       11.57     47            25-Jul-08        6.36      11.46
     20      25-Apr-06       6.15       11.42     48            25-Aug-08        6.16      11.43
     21      25-May-06       6.35       11.45     49            25-Sep-08        6.16      11.43
     22      25-Jun-06       6.15       11.42     50            25-Oct-08        6.36      11.46
     23      25-Jul-06       6.35       11.45     51            25-Nov-08        6.16      11.43
     24      25-Aug-06       6.15       11.42     52            25-Dec-08        6.36      11.46
     25      25-Sep-06       6.15       11.42     53            25-Jan-09        6.16      11.43
     26      25-Oct-06       6.35       11.45     54            25-Feb-09        6.16      11.43
     27      25-Nov-06       6.15       11.42     55            25-Mar-09        6.82      11.58
     28      25-Dec-06       6.36       11.46     56            25-Apr-09        6.16      11.43
--------------------------------------------------------------------------------------------------------
(1) (2)	Assumes 1-month LIBOR at 1.65%, no losses and is run at the pricing speed to call. Assumes 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Class M-1 and M-2 Available Funds Cap

--------------------------------------------------------------------------------------------------------
            Distribution     AFC        AFC                     Distribution    AFC         AFC
Period      Date             Rate (1)   Rate (2) Period         Date            Rate (1)    Rate (2)
--------------------------------------------------------------------------------------------------------
     57     25-May-09       6.37       11.47     76            25-Dec-10        6.38      11.48
     58     25-Jun-09       6.16       11.43     77            25-Jan-11        6.17      11.44
     59     25-Jul-09       6.37       11.47     78            25-Feb-11        6.17      11.44
     60     25-Aug-09       6.16       11.43     79            25-Mar-11        6.84      11.60
     61     25-Sep-09       6.16       11.43     80            25-Apr-11        6.17      11.44
     62     25-Oct-09       6.37       11.47     81            25-May-11        6.38      11.48
     63     25-Nov-09       6.16       11.43     82            25-Jun-11        6.18      11.45
     64     25-Dec-09       6.37       11.47     83            25-Jul-11        6.38      11.48
     65     25-Jan-10       6.16       11.43     84            25-Aug-11        6.18      11.45
     66     25-Feb-10       6.17       11.44     85            25-Sep-11        6.18      11.45
     67     25-Mar-10       6.83       11.59     86            25-Oct-11        6.38      11.48
     68     25-Apr-10       6.17       11.44     87            25-Nov-11        6.18      11.45
     69     25-May-10       6.37       11.47     88            25-Dec-11        6.38      11.48
     70     25-Jun-10       6.17       11.44     89            25-Jan-12        6.18      11.45
     71     25-Jul-10       6.38       11.48     90            25-Feb-12        6.18      11.45
     72     25-Aug-10       6.17       11.44     91            25-Mar-12        6.60      11.53
     73     25-Sep-10       6.17       11.44     92            25-Apr-12        6.18      11.45
     74     25-Oct-10       6.38       11.48     93            25-May-12        6.39      11.49
     75     25-Nov-10       6.17       11.44     94            25-Jun-12        6.18      11.45
--------------------------------------------------------------------------------------------------------
(1) (2)	Assumes 1-month LIBOR at 1.65%, no losses and is run at the pricing speed to call. Assumes 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Excess Spread Before Losses

----------------------------------------------------------------------------------------------------------------------
            Distribution     Excess         Excess                    Distribution       Excess         Excess
Period      Date             Spread % (1)   Spread % (2) Period       Date               Spread % (1)   Spread % (2)
----------------------------------------------------------------------------------------------------------------------
     1       25-Sep-04          4.623          4.623      29             25-Jan-07          3.919          1.805
     2       25-Oct-04          4.158          4.158      30             25-Feb-07          3.912          1.760
     3       25-Nov-04          4.093          3.977      31             25-Mar-07          4.097          2.122
     4       25-Dec-04          4.158          3.905      32             25-Apr-07          3.896          1.676
     5       25-Jan-05          4.092          3.695      33             25-May-07          3.951          1.772
     6       25-Feb-05          4.092          3.576      34             25-Jun-07          3.879          1.595
     7       25-Mar-05          4.286          3.733      35             25-Jul-07          3.934          1.694
     8       25-Apr-05          4.092          3.409      36             25-Aug-07          3.861          1.515
     9       25-May-05          4.153          3.430      37             25-Sep-07          3.852          1.476
     10      25-Jun-05          4.081          3.257      38             25-Oct-07          3.941          1.546
     11      25-Jul-05          4.138          3.249      39             25-Nov-07          3.895          1.374
     12      25-Aug-05          4.066          3.052      40             25-Dec-07          3.964          1.487
     13      25-Sep-05          4.058          2.951      41             25-Jan-08          3.897          1.301
     14      25-Oct-05          4.115          2.956      42             25-Feb-08          3.895          1.264
     15      25-Nov-05          4.042          2.759      43             25-Mar-08          4.024          1.532
     16      25-Dec-05          4.098          2.779      44             25-Apr-08          3.892          1.196
     17      25-Jan-06          4.025          2.587      45             25-May-08          3.955          1.316
     18      25-Feb-06          4.016          2.506      46             25-Jun-08          3.888          1.131
     19      25-Mar-06          4.202          2.776      47             25-Jul-08          3.951          1.255
     20      25-Apr-06          3.998          2.354      48             25-Aug-08          3.883          1.069
     21      25-May-06          4.053          2.402      49             25-Sep-08          3.881          1.039
     22      25-Jun-06          3.979          2.212      50             25-Oct-08          3.945          1.168
     23      25-Jul-06          4.034          2.267      51             25-Nov-08          3.877          0.980
     24      25-Aug-06          3.959          2.078      52             25-Dec-08          3.940          1.112
     25      25-Sep-06          3.948          2.014      53             25-Jan-09          3.872          0.924
     26      25-Oct-06          4.006          2.086      54             25-Feb-09          3.870          0.900
     27      25-Nov-06          3.934          1.904      55             25-Mar-09          4.068          1.367
     28      25-Dec-06          3.991          1.985      56             25-Apr-09          3.869          0.858
----------------------------------------------------------------------------------------------------------------------
(1) (2)	Assumes 1-month LIBOR at 1.65% and is run at the pricing speed to call. Assumes the Forward LIBOR curve and run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD3

Excess Spread Before Losses

----------------------------------------------------------------------------------------------------------------------
            Distribution      Excess         Excess                      Distribution      Excess         Excess
Period      Date              Spread % (1)   Spread % (2)   Period       Date              Spread % (1)   Spread % (2)
----------------------------------------------------------------------------------------------------------------------
     57      25-May-09          3.936          1.002        76             25-Dec-10          3.947          0.676
     58      25-Jun-09          3.870          0.817        77             25-Jan-11          3.881          0.493
     59      25-Jul-09          3.937          0.961        78             25-Feb-11          3.882          0.488
     60      25-Aug-09          3.871          0.774        79             25-Mar-11          4.081          1.012
     61      25-Sep-09          3.871          0.752        80             25-Apr-11          3.883          0.481
     62      25-Oct-09          3.938          0.898        81             25-May-11          3.950          0.655
     63      25-Nov-09          3.872          0.709        82             25-Jun-11          3.884          0.477
     64      25-Dec-09          3.939          0.856        83             25-Jul-11          3.950          0.652
     65      25-Jan-10          3.873          0.666        84             25-Aug-11          3.884          0.474
     66      25-Feb-10          3.873          0.646        85             25-Sep-11          3.885          0.472
     67      25-Mar-10          4.074          1.140        86             25-Oct-11          3.952          0.646
     68      25-Apr-10          3.875          0.608        87             25-Nov-11          3.887          0.467
     69      25-May-10          3.942          0.762        88             25-Dec-11          3.959          0.643
     70      25-Jun-10          3.877          0.574        89             25-Jan-12          3.899          0.465
     71      25-Jul-10          3.944          0.731        90             25-Feb-12          3.906          0.462
     72      25-Aug-10          3.878          0.543        91             25-Mar-12          4.045          0.813
     73      25-Sep-10          3.880          0.531        92             25-Apr-12          3.919          0.451
     74      25-Oct-10          3.947          0.694        93             25-May-12          3.993          0.622
     75      25-Nov-10          3.881          0.509        94             25-Jun-12          3.932          0.439
----------------------------------------------------------------------------------------------------------------------
(1) (2)	Assumes 1-month LIBOR at 1.65% and is run at the pricing speed to call. Assumes the Forward LIBOR curve and run at the pricing speed to call.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.